UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2022

Riverview Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40716	86-1972481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Colonial Road , Suite 101
Memphis, TN 38117
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 767-5576

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RVACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.001 per share	RVAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at a price of $11.50 per share	RVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Effective August 26, 2022, Riverview Acquisition Corp. (“Riverview”) completed its previously announced business combination (“Business Combination”) with Westrock Coffee Company (f/k/a Westrock Coffee Holdings, LLC) (“Westrock”), where Origin Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Westrock (“Merger Sub I”) merged with and into Riverview (the “SPAC Merger”), with Riverview surviving the SPAC Merger (the “SPAC Merger Surviving Company”) as a wholly owned subsidiary of Westrock, and (iii) immediately following the SPAC Merger, the SPAC Merger Surviving Company merged with and into Origin Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Westrock (the “LLC Merger,” together with the SPAC Merger, the “Mergers”) with Merger Sub II surviving the LLC Merger as a wholly-owned subsidiary of Westrock, pursuant to the terms of that certain Transaction Agreement, dated April 4, 2022 (as amended, modified or supplemented, the “Transaction Agreement”), by and among Riverview, Westrock, Merger Sub I and Merger Sub II.

Item 1.02.	Termination of a Material Definitive Agreement.

Effective August 26, 2022, in connection with the closing of the Mergers, Riverview and Riverview Sponsor Partners, LLC, a Delaware limited liability company (the “Sponsor”), terminated that certain Registration Rights Agreement (the “Registration Rights Agreement”), dated August 5, 2021, pursuant to which Riverview granted registration rights to the Sponsor. The termination agreement for the Registration Rights Agreement is attached as Exhibit 10.5 to this current report on Form 8-K and incorporated herein by reference.

Effective August 26, 2022, in connection with the closing of the Mergers, Riverview and the Sponsor, terminated that certain Administrative Services Letter Agreement (the “Administrative Services Letter Agreement”), dated August 5, 2021, pursuant to which the Sponsor provided secretarial support and administrative services to Riverview. The termination agreement for the Administrative Services Letter Agreement is attached as Exhibit 10.6 to this current report on Form 8-K and incorporated herein by reference.

Effective August 26, 2022, in connection with the closing of the Mergers, Riverview, and each of the Sponsor, R. Brad Martin, William V. Thompson III, Charles Slatery, Mark A. Edmonds, Leslie Starr Keating, and Willie H. Gregory (the “Indemnity Parties”) terminated those certain Indemnity Agreements (each an “Indemnity Agreement”), each dated August 5, 2021, pursuant to which Riverview provided certain rights to indemnification or exculpation as set forth in the Indemnity Agreement to the Indemnity Parties in exchange for each party’s service to Riverview. The termination agreement for the Indemnity Agreements is attached as Exhibit 10.7 to this current report on Form 8-K and incorporated herein by reference.

Effective August 26, 2022, in connection with the closing of the Mergers and the release of the funds from Riverview’s trust account to Riverview, following the satisfaction of payments in connection with redemption of Riverview Class A Shares (defined below), transaction expenses and deferred underwriting commission, the Investment Management Trust Agreement, dated August 5, 2021, by and between Riverview and Continental Stock Transfer & Trust Company, as trustee, terminated pursuant to its terms.

Item 2.02.	Completion of Acquisition or Disposition of Assets.

On the terms and subject to the conditions set forth in the Transaction Agreement, at the effective time of the SPAC Merger (the “SPAC Merger Effective Time”), (i) each outstanding share of Class B common stock of Riverview, par value $0.001 per share (“Riverview Class B Shares”) (other than the Riverview Class B Shares held as treasury stock), were automatically converted into one share of Class A common stock of Riverview, par value $0.001 per share (“Riverview Class A Shares”), (ii) each outstanding Riverview Class A Share (including the Riverview Class A Shares resulting from the conversion of Riverview Class B Shares at the SPAC Merger Effective Time but excluding any Riverview Class A Shares held as treasury stock) were exchanged for one share of common stock, par value $0.01 per share, of Westrock (“Westrock Common Shares”), (iii) each outstanding warrant of Riverview to purchase Riverview Class A Shares was, by its terms, automatically converted into a comparable warrant (“Westrock Warrants”) to purchase Westrock Common Shares on the terms and subject to the conditions set forth in the amended and restated warrant agreement, dated August 25, 2022, by and among Westrock, Computershare, Inc. and Computershare Trust Company, N.A. (the “Warrant Agreement”), (iv) each Riverview Class A Share and Riverview Class B Share held immediately prior to the SPAC Merger Effective Time by Riverview as treasury stock was automatically canceled and extinguished and (v) each share of capital stock of Merger Sub I issued and outstanding immediately prior to the SPAC Merger Effective Time was automatically canceled and extinguished and converted into one share of common stock, par value $0.01, of the SPAC Merger Surviving Company.

In the SPAC Merger, (i) Westrock issued an aggregate of 12,868,151 Westrock Common Shares to the former holders of Riverview Class A Shares and Riverview Class B Shares immediately prior to the SPAC Merger Effective Time, and (ii) an aggregate of 19,900,000 Riverview Warrants, which were outstanding immediately prior to the SPAC Merger Effective Time, became converted into the same number of Westrock Warrants.

On August 29, 2022, Westrock Common Shares and certain Westrock Warrants commenced trading on The Nasdaq Stock Market LLC (the “Nasdaq”) under the symbols “WEST” and “WESTW,” respectively.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by the text of the Transaction Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 26, 2022, Riverview notified the Nasdaq that the SPAC Merger had been completed, and requested that Nasdaq suspend trading of the Riverview Class A Shares and the public Riverview Warrants on the Nasdaq and remove these securities from listing on the Nasdaq, in each case, prior to market open on August 29, 2022.  Riverview also requested that the Nasdaq file with the United States Securities and Exchange Commission a notification of removal from listing on Form 25 to delist the Riverview Class A Shares and the public Riverview Warrants from the Nasdaq and to deregister the Riverview Class A Shares and the public Riverview Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  On August 26, 2022, in accordance with Riverview’s request, the Nasdaq filed the Form 25 with the SEC.

Merger Sub II, as successor in interest to Riverview, intends to file with the SEC a certification and notice of termination on Form 15 requesting that Riverview’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Riverview Class A Shares and the public Riverview Warrants.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.02	Unregistered Sales of Equity Securities.

Prior to the consummation of the Mergers, Riverview entered into subscription agreements (collectively, the “Riverview Subscription Agreements”) with certain institutional and accredited investors, pursuant to which such investors agreed to subscribe for and purchase, and Riverview agreed to issue and sell to such investors, immediately prior to the closing of the Mergers, an aggregate of 22,150,000 Riverview Class A Shares at a purchase price of $10.00 per share, for aggregate gross proceeds of $221,500,000 (the “Riverview PIPE Financing”), subject to the right of such subscribers to satisfy all or a portion of their subscription commitment by such subscriber holding any Riverview Class A Shares acquired after the date of the applicable Riverview Subscription Agreement and not exercising any voting or redemption rights with respect thereto, among other conditions (such shares, the “Offset Shares”).

Effective August 26, 2022, in connection with the closing of the Mergers, the Riverview PIPE Financing was consummated immediately prior to the closing of the SPAC Merger, with an aggregate of 20,240,000 Riverview Class A Shares for aggregate proceeds of $202,400,000, with the subscribers in the Riverview PIPE Financing having purchased 1,910,000 Offset Shares.  Each Riverview Class A Share issued in the Riverview PIPE Financing was converted into one Westrock Common Share in the SPAC Merger. The issuance of the Riverview Class A Shares and Westrock Common Shares pursuant to the Riverview PIPE Financing was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Riverview Class A Shares and Westrock Common Shares were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Riverview Subscription Agreement, the forms of which is included as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.02 and Item 5.03 is incorporated by reference into this Item 3.03.

As noted previously, in the SPAC Merger, each Riverview Class A Share and Riverview Class B Share was exchanged for one Westrock Common Share. Additional information about the Westrock Common Shares is set forth in the section of Westrock’s Registration Statement on Form S-4 (File No. 333-264464), as amended (the “Registration Statement”), initially filed on April 25, 2022, titled “Description of Securities – Common Stock”, which information is incorporated herein by reference.

As noted previously, as a result of the SPAC Merger, each Riverview Warrant become one Westrock Warrant and is governed by the terms of the Warrant Agreement. Each Westrock Warrant will entitle the registered holder to purchase one Westrock Common Share at a price of $11.50 per share, subject to the terms and conditions of the Warrant Agreement. Additional information about the Westrock Warrants is set forth in the section of the Registration Statement titled “Description of Securities – Westrock Warrants”, which information is incorporated herein by reference.  The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Warrant Agreement, which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note above and in Item 2.01 and Item 5.02 is incorporated by reference into this Item 5.01. As a result of the SPAC Merger, Riverview became a wholly-owned subsidiary of Westrock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 26, 2022, R. Brad Martin, Charles Slatery, Leslie Starr Keating, Mark Edmunds and Willie Gregory each notified the board of directors of Riverview (the “Board”) of their respective decisions to resign from the Board effective as of immediately prior to the SPAC Merger and R. Brad Martin, Charles Slatery, William V. Thompson, and Anderee Berengian each resigned from all offices of the Riverview each held effective as of immediately prior to the SPAC Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.02 is incorporated herein by reference into this Item 5.03.

As a result of the Mergers and effective as of the effectiveness of the LLC Merger, the certificate of formation and limited liability company agreement of Merger Sub II became the organizational documents of the company surviving the LLC Merger.

The certificate of formation and limited liability company agreement of Merger Sub II are set forth as Exhibit 3.1 and Exhibit 3.2 to this current report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On August 29, 2022, Westrock issued a press release relating to the completion of the Business Combination and the commencement of trading of Westrock’s securities on the Nasdaq.  A copy of the press release is included as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit Number
2.1
Transaction Agreement, dated April 4, 2022, by and among Riverview Acquisition Corp., Westrock Coffee Company, Origin Merger Sub I, Inc., and Origin Merger Sub II, LLC. (incorporated by reference to Exhibit 2.1 to Riverview Acquisition Corp.’s current report on Form 8-K, filed on April 4, 2022)

3.1	Certificate of Formation of Origin Merger Sub II, LLC, dated April 1, 2022
3.2	Limited Liability Company Agreement of Origin Merger Sub II, LLC, dated April 1, 2022
10.1
Registration Rights Agreement, dated as of August 5, 2021, by and between Riverview Sponsor Partners, LLC and Riverview Acquisition Corp. (incorporated herein by reference to Exhibit 10.2 of Riverview Acquisition Corp.’s Annual Report on Form 10-K for year ending December 31, 2021)

10.2
Administrative Services Agreement, dated as of August 5, 2021, by and between Riverview Acquisition Corp. and Riverview Sponsor Partners, LLC (incorporated herein by reference to Exhibit 10.4 of Riverview Acquisition Corp.’s Annual Report on Form 10-K for year ending December 31, 2021)

10.3
Form of Riverview Acquisition Corp. Indemnity Agreement (incorporated herein by reference to Exhibit 10.8 of Riverview Acquisition Corp.’s registration statement on Form S-1 (Registration No. 333-255116), initially filed with the U.S. Securities and Exchange Commission on April 8, 2021)

10.4
Investment Management Trust Agreement, dated as of August 5, 2021, by and between Continental Stock Transfer & Trust Company and Riverview Acquisition Corp. (incorporated herein by reference to Exhibit 10.1 of Riverview Acquisition Corp.’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on August 11, 2021)

10.5	Termination Agreement, dated August 26, 2022, by and between Riverview Sponsor Partners, LLC and Riverview Acquisition Corp.
10.6	Termination Agreement, dated August 26, 2022, by and between Riverview Sponsor Partners, LLC and Riverview Acquisition Corp.
10.7
Termination Agreement, dated August 26, 2022, by and among Riverview Acquisition Corp., R. Brad Martin, William V. Thompson III, Charles Slatery, Mark A. Edmonds, Leslie Starr Keating, and Willie H. Gregory

10.8	Form of Subscription Agreement of Riverview Acquisition Corp. (incorporated by reference to Exhibit 10.1 to Riverview Acquisition Corp.’s current report on Form 8-K, filed on April 4, 2022)
99.1
Amended and Restated Warrant Agreement, dated August 26, 2022, by and among Westrock Coffee Company, Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Westrock Coffee Company’s quarterly report on Form 10-Q, filed on August 29, 2022)

99.2	Press Release, dated August 29, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Origin Merger Sub II, LLC
As successor by merger to Riverview Acquisition Corp.

	By:	Westrock Coffee Company
	Its:	Sole Member

Date: August 29, 2022		By:	/s/ Robert P. McKinney
		Name:	Robert P. McKinney
		Title:	Chief Legal Officer